EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors
Acies Corporation
New York, New York

We hereby consent to the incorporation by reference in this Registration Statement on Amendment No. 1 to Form SB-2 of our report dated June 29, 2004 included herein for the two years ended March 31, 2004.

We also consent to the references to us under the heading "Experts" in such Document.

May 17, 2005



                                /s/ Malone & Bailey, PC
                                -----------------------

                                Malone & Bailey, PC
                                www.malone-bailey.com
                                Houston, Texas